                                                                       Exhibit o



                        DIVERSIFIED INVESTORS PORTFOLIOS
                      THE DIVERSIFIED INVESTORS FUNDS GROUP
                    THE DIVERSIFIED INVESTORS FUNDS GROUP II


                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Elizabeth L. Belanger, Robert F. Colby, Joseph Carusone, and Quedel Principal, and each of them, with full powers of substitution, as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities any and all Registration Statements, including Registration Statements on Forms N-1A, N-3, N-4 and N-14, and any and all amendments thereto, filed by Diversified Investors Portfolios, The Diversified Investors Funds Group or The Diversified Investors Funds Group II with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents deem necessary or advisable to enable the foregoing trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, the securities or Blue Sky laws of any state, and the laws or regulations of any other applicable jurisdiction, foreign or domestic, and each of the undersigned hereby ratifies and confirms as his or her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys or agents have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

      This power of attorney shall be valid as to the applicable signer below from the date hereof until revoked by that signer.

      IN WITNESS WHEREOF, I have executed this instrument as of the 21st day of April, 2006.



/s/ Lowell W. Robinson
------------------------------------------
Lowell W. Robinson




                                     1 of 2

                                                                       Exhibit o


                        DIVERSIFIED INVESTORS PORTFOLIOS
                      THE DIVERSIFIED INVESTORS FUNDS GROUP
                    THE DIVERSIFIED INVESTORS FUNDS GROUP II
                 DIVERSIFIED INVESTORS STRATEGIC VARIABLE FUNDS


                                POWER OF ATTORNEY

      The undersigned hereby constitutes and appoints Elizabeth L. Belanger, Robert F. Colby, Joseph Carusone, and Quedel Principal, and each of them, with full powers of substitution, as his or her true and lawful attorneys and agents to execute in his or her name and on his or her behalf in any and all capacities any and all Registration Statements, including Registration Statements on Forms N-1A, N-3, N-4 and N-14, and any and all amendments thereto, filed by Diversified Investors Portfolios, The Diversified Investors Funds Group, The Diversified Investors Funds Group II, or Diversified Investors Strategic Variable Funds with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents deem necessary or advisable to enable the foregoing trusts to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, the securities or Blue Sky laws of any state, and the laws or regulations of any other applicable jurisdiction, foreign or domestic, and each of the undersigned hereby ratifies and confirms as his or her own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys or agents have, and may exercise, all of the powers hereby conferred.

      This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

      This power of attorney shall be valid as to the applicable signer below from the date hereof until revoked by that signer.

      IN WITNESS WHEREOF, I have executed this instrument as of the 26th day of February, 2007.



/s/ Mitchell A. Johnson
------------------------------------------
Mitchell A. Johnson